UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2010 (Date of earliest event reported)
THE EMPIRE DISTRICT ELECTRIC COMPANY (Exact name of registrant as specified in its charter)

KS (State or other jurisdiction of incorporation)	1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri (Address of principal executive offices)		64801 (Zip Code)
417-625-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 28, 2010, The Empire District Electric Company (the "Company") issued a press release announcing the Company's earnings for the third quarter of 2010 and for the twelve month period ended September 30, 2010. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated October 28, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2010	THE EMPIRE DISTRICT ELECTRIC COMPANY By: /s/ Gregory A. Knapp Gregory A. Knapp Vice President - Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated October 28, 2010